INNOVUS PHARMA

BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE

April 11, 2019



SAFE HARBOR

STATEMENT

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the “Company”) ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent Form S-1, annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.



INNOVUS PHARMA

BASED IN SAN DIEGO, CA (OTCQB: INNV)

LEADER IN OTC AND CONSUMER CARE PRODUCTS

DOUBLE DIGIT YEAR TO YEAR GROWTH

PROPRIETARY BEYOND HUMAN® DTC SALES & MARKETING PLATFORM

COMPANY PROFILE

(as of April 8, 2019)

TRADING SYMBOL: OTCQB: INNV	PRICE PER SHARE: $3.13	STOCK PRICE RANGE (52-WEEK) $1.50 - $19.37
AVG. TRADING VOLUME (30 Days): 137,687 SHARES	MARKET CAP: $7,373,000	SHARES OUTSTANDING: 2,395,737
INSIDER BENEFICIAL OUTSTANDING: 14.1%	CORPORATE HEADQUARTERS: SAN DIEGO, CA	NUMBER OF EMPLOYEES: 22

Rapid Commercial Growth

- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- $24M in net revenue in 2018
- 81% gross margin in 2018
- Subscription revenue of $3.1M in 2018

Continuously Expanding Ex-U.S. Footprint

- Distribution partners in 45 countries (ex-U.S.)
- Product sales to Canada represented 19% of total sales
- Products commercially launched in 12 countries
- Regulatory approval received in 36 countries

Deep Portfolio of Commercial Products

- More than 35 commercial products
- 4 OTC drugs
- 3 Medical Device
- 28 clinical dietary supplements and consumer care products
- 6 additional product launches expected in 2019

Proprietary Sales Marketing Platform

- Reaching 20-30 million consumers a month
- Extensive print, online & retail sales channels
- US and Canada
- Added Prime Savings Club and Supplement Hunt marketing platforms in 2018

COMPANY HIGHLIGHTS

WHAT MAKES INNOVUS UNIQUE

DEEP PROPRIETARY PRODUCT PORTFOLIO (35 AND GROWING)

+

PROPRIETARY & POWERFUL FULLY INTEGRATED DIRECT-TO-CONSUMER SALES & MARKETING PLATFORM, MARKET PLACES & ALGORITHMS

+

EXPERIENCED & PROVEN MANAGEMENT TEAM

↓

Impressive Revenue Growth: 2015 - 2018

219.5% CAGR

Gross Margins: Strong & Consistent

81%

INNOVUS PHARMA

CURRENTLY COMMERCIALIZING MORE THAN 35 PRODUCTS

OTC DRUGS ANDA	OTC DRUGS MONOGRAPH	MEDICAL DEVICES	CLINICAL SUPPLEMENTS		CONSUMER CARE
FlutiCare	ARTHRITIS APEAZ ULTRA	UriVArx UTI	AllerVarx	Androferti	Zestra
	XYRALID Cream	GlucoGorx	BEYOND HUMAN	Vesele	Zestra Glide
	XYRALID Supp.		UriVArx	ProstaGorx	Sensum+
	EJECTDELAY		ArthriVarx Joint Supplement	PEVArX	Can-C
			RecalMax Promotes Healthy Brain Function	MZS SLEEPING AID**	DIABASENS
				Can-C Plus	

OUR PRODUCTS ARE APPROVED IN 36 COUNTRIES AND ON THE MARKET IN 12 COUNTRIES

** MZS Sleeping Aid™ represents the Company's first hemp oil-based CBD product

US PRODUCT PIPELINE

PRODUCT	AREA	TYPE	EXP. LAUNCH
Trexar™	Enhance Sensation	Oral	Q2-2019
ThermoMax®	Blood Circulation	Topical	Q2-2019
BreastLift™	Skin Firming	Topical	Q2-2019
Carvanum™	Leg cramps	Topical	Q2-2019
HealthiFeet®	Blood Circulation	Topical	Q2-2019
Musclin®	Increase Muscle Mass	Oral	2H-2019
Octiq™	Eye Care Lubricant	Opth.	Late 2019
Regenerum™	Cachexia/muscle growth	Oral	2020

UP-COMING CLINICAL TRIALS DATA

PRODUCT	TRIAL DESIGN	Country	EXP. DATE
Vesele®	Combination with Cialis (Improving Cialis IIEF Score Erectile Dysfunction Endpoints)	US	1H-2019
BH Testosterone	Testosterone Levels	US	1H-2019
Musclin®	Muscle Growth (Efficacy)	US	2H-2019
Regenerum™	Cachexia (Safety Efficacy)	US	2H-2019

MARKETPLACES

Innovus Pharma® is focused on developing and acquiring the assets of on-line marketplaces such as recent acquisitions Supplementhunt.com and Primesavingsclub.com and its ongoing development of its Asia dedicated iCare Supplements platform

Prime Savings Club

- Product Branding and Digital Development
- Digital Ad Campaign Management
- SEO & Listing Metadata Research
- Content Development and Digital Branding
- Customer Service and Inventory Fulfillment

SUPPLEMENT·HUNT

- Online supplement store
- Offers low price vitamins and supplements from protein and superfoods to recovery formulas
- Customer email list
- Back-end system for order management

iCare Supplements-Asia

- Online supplement and OTC store for Asia
- Customer email list
- SEO & Listing Metadata Research
- Customer Service and Inventory Fulfillment



INNOVUS PHARMA

BEYOND HUMAN™

SALES & MARKETING PLATFORM

ONE OF THE MOST POWERFUL AND REACHING DIRECT-TO-CONSUMER SALES & MARKETING PLATFORMS

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

REACHING 20-30 MILLION PEOPLE IN THE UNITED STATES ON A MONTHLY BASIS

PRINT MEDIA ADVERTISING



MAGAZINES
NEWSPAPERS
NEWS
DIRECT MAIL
TEAR SHEETS
RETENTION CARDS
BOO!
FULFILLMENT SHEETS
CATALOGUE
CO-MARKETING

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

EXTENSIVE ONLINE MEDIA PRESENCE


drugstore.com
sears
wish
newegg
amazon
ebay
Walmart
Walgreens
Premiere Online Retailers
Over 100K Followers
160 Websites
Over 2.5 Million Subscribers
DSV10 Media
Extensive Media Buy
Google AdWords
Affiliate Marketing
Native Advertising

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

SELECTIVE WHOLESALE AND RETAIL PRESENCE

AmerisourceBergen

ATTAIN MI

Big Y

BARTELL DRUGS

CAPITAL DRUG

CardinalHealth

C&S wholesale grocers

Dakota Drug Inc. HEALTHCARE DISTRIBUTOR

FredMeyer

GIANT EAGLE

H&H WHOLESALE

HAMACHER RESOURCE GROUP

IMPERIAL

KINRAY

Kroger

meijer

MCKESSON

Morris & Dickson

SHOWCASE HOME OF THE HOTTEST TRENDS

SMITH DRUG COMPANY

DP+

SWANSON Health Products

CVS pharmacy

familiprix

Jean Coutu

K&F

LONDON DRUGS

STRATEGIC GLOBAL PARTNERSHIPS IN 45 COUNTRIES

Acerus Pharma
LaVasta Pharma
DanaLife ApS
Luminarie
Tramorgan Limited
Densmore Laboratoire
Biotask
Orimed Pharma
Ib resources
JH
Sothema سوطيما
CPE Pharma Solutions

INNOVUS PHARMA

CONSOLIDATED FINANCIAL SALES (IN THOUSANDS)



Trends
Revenue Growth: 2015 - 2018
219.5% CAGR
Gross Margins: Strong & Consistent
81%
$25,000
$20,000
$15,000
$10,000
$5,000
$-
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018

REVENUE GROWTH Y/Y	-	555%	83%	99%	173%
PRODUCT GROSS MARGINS	54%	78%	79%	79%	81%

Continuously De-Risking Our Revenues

Expanding Internationally and Adding Additional Sales Channels



Q4-2018
0.7%
26.9%
72.4%
US
Canada
Rest of world
0.1%
Q1-2018
7.8%
92.1%



2018 Sales Channels
2.8%
5.7%
0.8%
2.9%
1.9%
0.4%
0.4%
0.0%
0.4%
12.8%
54.5%
17.4%
Websites
Print
Direct Mail
Subscription
Retail
License/Royalty
Distributors
Amazon
Supplement Hunt
Postcards
Cooperative Marketing
Service

Monthly Subscription Revenue

Exponential growth over time through DTC marketing channel


400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18

Year	Subscription Revenue ($mm)
2016	$0.5
2017	$1.6
2018	$3.1

FlutiCare® Units Shipped 2017 vs. 2018



60,000
50,000
40,000
30,000
20,000
10,000
-
2017
2018

EXPERIENCED LEADERSHIP

TEAM

KEY MANAGEMENT & PREVIOUS EXPERIENCE

	YEARS OF EXPERIENCE *INDUSTRY/INNOVUS*	EMPLOYER
BASSAM DAMAJ, PH.D. *PRESIDENT & CEO*	>20/6	Apricus Biosciences, Pfizer, Ligand, Genentech, Mitsubishi Tanabe Pharma
RANDY BERHOLTZ, ESQ, MBA/JD *EVP CORPORATE DEVELOPMENT AND GENERAL COUNSEL*	>25/6	Apricus Biosciences, ACON, Nanogen Biopharmaceutical
RYAN SELHORN *CFO, VP*	>14/1	MediciNova, Grant Thornton, SA Signature Analytics
CHRIS STELLA *VP, OPERATIONS*	>5/1	nutraclick, smg Stella Marketing Group
JONATHAN HUGHES *SENIOR DIRECTOR, E-COMMERCE & DIGITAL DIVISION*	>5/1	United Technologies

INDEPENDENT BOARD OF DIRECTORS

HENRY ESBER PH.D. .... *CHAIRMAN OF THE BOARD*
ZIAD MIRZA, MD .... *INDEPENDENT DIRECTOR*
VIVIAN LIU .... *INDEPENDENT DIRECTOR*
DEAN NUHAILY .... *INDEPENDENT DIRECTOR*

WHY INVEST IN INNOVUS

FAST-GROWING COMMERCIAL-STAGE REVENUE GENERATING COMPANY

- $0.7M in net revenue reported in 2015
- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- $24.0M in net revenue in 2018
- Over 35 commercial products in multiple high-value markets
- High-value product pipeline targeting over $5 billion U.S. market

HIGH GROWTH & REVENUES

- 219% compound annual growth rate from 2015-2018
- Subscription revenues increase 93% in 2018 from 2017

MULTIPLE 2018 MILESTONES

- Multiple new product launches expected in H2 2019 in the US and Canada (HealthiFeet®, ThermoMax®, BreastLift™, Musclin®, Trexar™, Octiq™ and Carvanum™)
- Expecting clinical data of several post marketing trials including combination of Vesele® and Tadalafil in ED patients, Musclin® for muscle growth and Regenerum™ for Cachexia)

UNIQUE BUSINESS STRATEGY AND NICHE MARKET

- Robust Beyond Human® DTC sales & marketing platform (reaching 20-30 million consumers/month) and online platform
- Unique business model combining branded approved drugs and devices with known, clinically-tested and loyal supplements for the same indication

EXPERIENCED AND PROVEN MANAGEMENT TEAM

INNOVUS PHARMA®

Bassam Damaj, Ph.D.
President & CEO

+1.858.964.5123

ir@innovuspharma.com

BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE